UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 4, 2010

Date of Report
(Date of earliest event reported)
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)
549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On February 4, 2010, Harmonic Inc. (“Harmonic” or the “Company”) issued a press release regarding its unaudited financial results for the quarter and year ended December 31, 2009. In the press release, Harmonic also announced that it would be holding a conference call on February 4, 2010, to discuss its financial results for the quarter and year ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information in Exhibit 99.1 is incorporated herein by reference.
The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and this Current Report on Form 8-K and the exhibit furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Robin Dickson, the Company’s Chief Financial Officer, announced plans to retire. The Company has launched a search for a new CFO, and Mr. Dickson will continue to serve until the Company’s search is complete and the smooth transition to a new CFO is accomplished.
Forward Looking Statements
This Item 5.02 contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including the Company’s expectations regarding Mr. Dickson’s continuing to serve the Company until the Company’s search is complete and the smooth transition to a new CFO is accomplished, and expectations regarding the Company’s search for a new CFO. These statements involve risks and uncertainties, including, but not limited to, the uncertainty associated with the time and cost of the process to hire a new CFO and the risk that Mr. Dickson may choose to retire in advance of the Company’s hiring a new CFO or in advance of completing the desired transition. For a detailed discussion of other risks, please refer to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2009 and, from time to time, other filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s web site (http://www.sec.gov). Stockholders of the Company are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as of the date such statements are made. The Company does not undertake any obligation to publicly update any forward-looking statement to reflect events, circumstances or new information after the date of this filing, or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release of Harmonic Inc., issued on February 4, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARMONIC INC.
Date: February 4, 2010

By:	/s/ Robin N. Dickson
Robin N. Dickson
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release of Harmonic Inc., issued on February 4, 2010.